                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant To Section 13 or 15(D) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): January 7, 2000




                              VIRTUALFUND.COM, INC.
             (Exact name of registrant as specified in its charter)



       Minnesota                        0-18114                 41-1612861
    (State or other              (Commission File No.)       (IRS Employer
jurisdiction of incorporation)                              Identification No.)



                               7090 Shady Oak Road
                          Eden Prairie, Minnesota 55344
              (Address of registrant's principal executive offices)



                                 (612) 941-8687
                         (Registrant's telephone number)



                                 Not Applicable
         (Former name or former address, if changed since last report.)

Item 5.  Other Events.

     On October 21, 1999, VirtualFund.com, Inc. ("VFND") announced its intention to sell its Digital Graphics Business Unit (DGBU), which is comprised of ColorSpan Corporation, its subsidiaries and Kilborn Photo Products, Inc. Since the date of the announcement, management has been proceeding with the divestiture of the DGBU operations. This significant change in the Company's business plan along with the estimated likelihood of a sale, the expected sale price and the tax basis of the assets of the DGBU have been considered by management in assessing the recoverability of the Company's deferred tax assets.

     At this time, the sale of the business unit is expected to provide proceeds, which will allow the utilization of all of the Company's deferred tax assets which total $14 million. These assets have previously been valued at zero by a valuation allowance required under SFAS #109 "Accounting for Income Taxes" which provides the professional guidance for this area. Due to the changes described above, the Company has revalued its deferred tax assets in conformity with SFAS #109 guidelines and will report the reversal of the deferred tax valuation allowance in its Form 10-Q for the quarter ended January 2, 2000. The reversal of $14 million will be recorded as an income tax benefit for the quarter ended January 2, 2000. A pro forma balance sheet as of December 5, 1999 is attached to this Form 8-K with the resulting adjustment in deferred taxes included.

Item 7.  Financial Statements.

(b)      Unaudited Pro Forma Financial Information

         The unaudited pro forma Balance Sheet for the Company filed with this report is listed in the Index to Financial Statements on page F-1 of this report.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 7, 2000
                                       VIRTUALFUND.COM, INC.
                                       (Registrant)


                                       By /s/ James H. Horstmann
                                          ----------------------
                                          JAMES H. HORSTMANN
                                          Chief Financial Officer
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                              VIRTUALFUND.COM, INC.
                          INDEX TO FINANCIAL STATEMENTS


Unaudited Pro Forma Consolidated Balance Sheet
----------------------------------------------

Unaudited pro forma Consolidated Balance Sheet as of December 5, 1999        F-2





                                      F-1
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VIRTUALFUND.COM, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS (UNAUDITED)
--------------------------------------------------------------------------------


                                                    Pro Forma        Adjusted
                                    Dec. 5, 1999    Adjustment     Dec. 5, 1999
                                    ------------    ----------     ------------
ASSETS

CURRENT ASSETS                       $19,785,328                    $19,785,328

PROPERTY AND EQUIPMENT, NET            3,417,501                      3,417,501

GOODWILL, less accumulated
    amortization of $2,294,136         9,176,533                      9,176,533

DEFERRED INCOME TAXES                               $14,000,000      14,000,000

OTHER ASSETS                             918,573                        918,573
                                     -----------    -----------     -----------
                                     $33,297,935    $14,000,000     $47,297,935
                                     ===========    ===========     ===========



LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES                  $22,293,863                    $22,293,863

LONG-TERM DEBT, less current
    maturities                           392,845                        392,845

COMMITMENTS AND CONTINGENCIES

TOTAL STOCKHOLDERS' EQUITY            10,611,227    $14,000,000      24,611,227
                                     -----------    -----------     -----------
                                     $33,297,935    $14,000,000     $47,297,935
                                     ===========    ===========     ===========




                                       F-2